EXHIBIT 10.58
                                                                   -------------

                                    EXHIBIT C

                               SECURITY AGREEMENT


           AGREEMENT, dated as of October 22, 2002, between Universal Media Holdings, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, NY 11747 ("Debtor"), and CDKNet, Inc., a Delaware corporation, having an address at New York, ("Secured Party").

                              W I T N E S S E T H:

           WHEREAS, concurrently herewith Secured Party is lending to Debtor the sum of $550,000.00, as evidenced by a Promissory Note of even date herewith (the "Note"); and

           WHEREAS, in order to induce Secured Party to make said loan, Debtor has agreed to pledge to Secured Party certain property as security for the loan;

           NOW THEREFORE, in consideration of Ten Dollars, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

           1. DEFINITIONS. The following terms as used in this Agreement shall have the meanings set forth below:

     "Collateral" shall mean all of the property set forth in Exhibit A attached hereto and made a part hereof, and all property of the same class or character acquired by Debtor subsequent to the date hereof, and all proceeds thereof, and all substitutions, replacements and accessions thereto.

     "Obligations" shall mean all principal and interest due or to become due under the aforesaid Note, and any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

           2. CREATION OF THE SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest in all of the right, title and interest of Debtor in and to the Collateral to secure the full and prompt payment and performance of all of the Obligations.

           3. DEBTOR'S OBLIGATIONS TO PAY. Debtor shall pay and perform all of the Obligations of Debtor to Secured Party as the same may become due according to their terms. Debtor shall be liable for, and shall reimburse to Secured Party, all expenses, including reasonable attorneys' fees, incurred or paid in connection with establishing, perfecting, maintaining, protecting or enforcing any of Secured Party's rights and remedies hereunder.

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           4. PROTECTION OF THE COLLATERAL. Debtor shall defend the title to the
Collateral against all claims and demands whatsoever. Debtor shall keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, and shall pay all taxes, assessments and fees relating to the Collateral. Upon request by Secured Party, Debtor shall furnish further assurances of title, execute any further instruments and do any other acts necessary to effectuate the purposes and provisions of this Agreement. The risk of loss of the Collateral at all times shall be borne by Debtor. Debtor shall keep the Collateral in good repair and condition and shall not misuse, abuse or waste the Collateral or allow the Collateral to deteriorate except for normal wear and tear.

           The Collateral shall be kept at Debtor's place of business set forth above, except for temporary removal in connection with its ordinary use or unless Debtor shall have obtained the prior written consent of Secured Party for its removal to another location. Secured Party shall have the right to enter upon Debtor's premises at any reasonable time, and from time to time, to inspect the Collateral.

           5. FILING AND RECORDING. Debtor, at its own cost and expense, shall execute and deliver to Secured Party any financing statements, and shall procure for Secured Party any other documents, necessary or appropriate to protect the security interest granted to Secured Party hereunder against the rights and interests of third parties, and shall cause the same to be duly recorded and filed in all places necessary to perfect the security interest of Secured Party in the Collateral. In the event that any recording or refiling thereof (or filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such security interest, Debtor, at its own cost and expense, shall cause the same to be re-recorded and/or refiled at the time and in the manner requested by Secured Party. Debtor hereby authorizes Secured Party to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Agreement which at any time may be required or appropriate, although the same may have been executed only by Secured Party, and to execute such financing statement on behalf of Debtor. Debtor hereby irrevocably designates Secured Party, its agents, representatives and designees, as agent and attorney-in-fact for Debtor for the aforesaid purposes.

           6. DEFAULT. The occurrence of any one or more of the following events (hereinafter referred to as "Events of Default") shall constitute a default hereunder, whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority:

     (a) If Debtor shall default in the payment of any principal or interest due under the Note; or

     (b) If Debtor shall fail to pay, perform or observe any covenant, agreement, term or provision of this Agreement, or any other agreement or arrangement now or hereafter entered into between the parties hereto or with respect to any Obligation of Debtor to Secured Party; or

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     (c) If any representation, warranty or other statement of fact herein or in any writing, certificate, report or statement at any time furnished to Secured Party pursuant to or in connection with this Agreement or the Note shall be false or misleading in any material respect; or

     (d) If Debtor shall: admit in writing its inability to pay its debts generally as they become due; file a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if Debtor shall be adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of Debtor or of the whole or any substantial part of the property of Debtor or approves a petition filed against Debtor seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of Debtor or the whole or any substantial part of its property; or if there is commenced against Debtor any proceeding for any of the foregoing relief; or if Debtor by any act indicates its consent to, approval of, or acquiescence in any such proceeding; or

     (e) If any creditor of Debtor for any reason whatsoever hereafter shall accelerate payment in whole or in part of any outstanding obligation owed to it by Debtor under any agreement or arrangement, or if any judgment against the Debtor or any execution against any of its property for any amount remains unpaid, unstayed or undismissed for a period in excess of ten days; or

     (f) If Debtor or any guarantor or surety of any Obligation shall die or cease to exist; or

     (g) If there occur any reduction in the value of the Collateral or any act of Debtor which imperils the prospect of the full performance or satisfaction of the Obligations.

           7. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, the Obligations shall immediately become due and payable in full without notice or demand. Secured Party shall have all rights and remedies provided by the Uniform Commercial Code in effect in the State of New York on the date hereof. In addition to, or in conjunction with, or substitution for such rights and remedies, Secured Party may at any time and from and after the occurrence of an Event of Default hereunder:

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     (a) with or without notice to Debtor, foreclose the security interest created herein by any available judicial procedure, or take possession of the Collateral, or any portion thereof, with or without judicial process, and enter any premises where the Collateral may be located for the purpose of taking possession of or removing the same, or rendering the same unusable, or disposing of the Collateral on such premises, and Debtor agrees not to resist or interfere therewith;

     (b) require Debtor to prepare, assemble or collect the Collateral, at Debtor's own expense, and make the same available to Secured Party at such place as Secured Party may designate, whether at Debtor's premises or elsewhere;

     (c) sell, lease or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation, in Debtor's name or in its own name, or in the name of such party as Secured Party may designate, either at public or private sale (at which Secured Party shall have the right to purchase), in lots or in bulk, for cash or for credit, with or without representations or warranties, and upon such other terms as Secured Party, in its sole discretion, may deem advisable; and ten days' written notice of such public sale date or dates after which private sale may occur, or such lesser period of time in the case of an emergency, shall constitute reasonable notice hereunder;

     (d) execute and deliver documents of title, certificates of origin, or other evidence of payment, shipment or storage of any Collateral or proceeds on behalf of and in the name of Debtor;

     (e) remedy any default by Debtor hereunder, without waiving such default, and any monies expended in so doing shall be chargeable with interest to Debtor and added to the Obligations secured hereby; and

     (f) apply for an injunction to restrain a breach or threatened breach of this Agreement by Debtor.

           8. CUMULATIVE RIGHTS. All rights, remedies and powers granted to Secured Party herein, or in any instrument or document related hereto, or provided or implied by law or in equity shall be cumulative and may be exercised singly or concurrently on any one or more occasions.

           9. DEBTOR'S REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Secured Party that:

     (a) Debtor is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will violate any law or regulation, or any order or decree of any court of governmental authority, or will conflict with, or result in the breach of, or

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     constitute a default under, any indenture, mortgage, deed or trust, agreement or other instrument to which Debtor is a party or by which Debtor may be bound, or result in the creation or imposition of any lien, claim or encumbrance upon any property of Debtor.

     (b) Debtor has the power to execute, deliver and perform the provisions of this Agreement and all instruments and documents delivered or to be delivered pursuant hereto, and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.

     (c) Debtor is the legal and equitable owner of the Collateral, free and clear of all security interests, liens, claims and encumbrances of every kind and nature. Except as may be set forth in Exhibit A annexed hereto, no financing statement covering the Collateral or its proceeds is on file in any public office.

     (d) No default exists, and no event which with notice or the passage of time, or both, would constitute a default under the Collateral by any party thereto, and there are no offsets, claims or defenses against the obligations evidenced by the Collateral, except as may be expressly set forth in Exhibit A annexed hereto.

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           10. NOTICES. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been properly given if sent by Federal Express courier or by registered or certified mail, return receipt requested, with postage prepaid, addressed to the parties at their respective addresses herein above set forth, or at such other addresses as the parties may designate in writing. Debtor immediately shall notify Secured Party of any change in the address of Debtor or discontinuance of the place of business or residence of Debtor.

           11. MODIFICATION AND WAIVER. No modification or waiver of any provision of this Agreement, and no consent by Secured Party to any breach thereof by Debtor, shall be effective unless such modification or waiver shall be in writing and signed by Secured Party, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Debtor and Secured Party in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. All such rights and remedies shall continue unimpaired, notwithstanding any delay, extension of time, renewal, compromise or other indulgence granted with respect to any of the Obligations. Debtor hereby waives all notice of any such delay, extension of time, renewal, compromise or indulgence, and consents to be bound thereby as fully and effectually as if Debtor expressly had agreed thereto in advance. The aforesaid Note may be negotiated by Secured Party, without releasing Debtor or the Collateral.

           12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Secured Party may assign this Agreement, and if assigned, the assignee shall be entitled, upon notifying Debtor, to the payment and performance of all of the Obligations and agreements of Debtor hereunder and to all of the rights and remedies of Secured Party hereunder, and Debtor will assert no claims or defenses Debtor may have against Secured Party against the assignee. The gender and number used in this Agreement are used for reference term only and shall apply with the same effect whether the parties are masculine, feminine, neuter, singular or plural.

           13. MISCELLANEOUS. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of New York. The invalidity or unenforceability of any provision of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement. Debtor covenants and agrees to execute and deliver to Secured Party on demand such additional assurances, writings and instruments as may be required by Secured Party for purposes of effectuating the intent of this Agreement. The captions in this Agreement are for convenience only, and shall not be considered in construing this Agreement.

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           IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.



                                             UNIVERSAL MEDIA HOLDINGS, INC.

                                             By /s/ James W. Zimbler
                                                -------------------------------
                                                President



                                             CDKNET, INC.

                                             By /s/ Andrew Schenker
                                                -------------------------------
                                                President